                                                                    EXHIBIT 99.2



                                IMAX CORPORATION
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
        IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                         (in thousands of U.S. dollars)

                                                                AS REPORTED                                  PROFORMA
                                                                  JUNE 30,            PROFORMA                JUNE 30,
                                                                   2001         ADJUSTMENTS (SEE NOTES)         2001
                                                                (UNAUDITED)      DEBITS        CREDITS      (UNAUDITED)    NOTES
                                                                -----------    ----------     ---------    ------------    -----
ASSETS
Cash and cash equivalents                                       $    24,631                   $   7,899     $   16,732       (3)
Investments in marketable debt securities                               715                                        715
Accounts receivable, less allowance for doubtful accounts of
$21,750 (2000 - $19,774)                                             24,350                                     24,350
Net investment in leases                                             74,307                                     74,307
Inventories (note 3)                                                 59,326                                     59,326
Income taxes recoverable                                             11,348                                     11,348
Prepaid expenses                                                      3,697                                      3,697
Film assets                                                          29,340                                     29,340
Fixed assets                                                         87,332                                     87,332
Other assets                                                         27,858                         389         27,469       (1)
Deferred income taxes                                                50,046           163        16,853         33,356   (1),(2),(3)
Goodwill, net of accumulated amortization of $16,501
(2000 - $ 14,818)                                                    59,357                                     59,357
                                                                -----------    ----------     ---------    -----------
    Total assets                                                $   452,307    $      163     $  25,141    $   427,329
                                                                ===========    ==========     =========    ===========
LIABILITIES
Accounts payable                                                $    14,778                                $    14,778
Accrued liabilities                                                  44,302           681                       43,621       (2)
Deferred revenue                                                     94,965                                     94,965
Convertible subordinated notes due 2003                             100,000        47,343                       52,657       (3)
Senior notes due 2005                                               200,000                                    200,000
                                                                -----------    ----------     ---------    -----------
    Total liabilities                                               454,045        48,024            --        406,021
                                                                -----------    ----------     ---------    -----------
SHAREHOLDERS' EQUITY (DEFICIT)
Common stock - no par value.  Authorized - unlimited number.
Issued and outstanding - 31,126,514 (2000 - 30,051,514)              62,762                                     62,762
Deficit                                                             (63,473)       17,242        40,288        (40,427)   See P&L
Accumulated other comprehensive (loss) income                        (1,027)                                    (1,027)
                                                                -----------    ----------     ---------    -----------
    Total shareholders' equity (deficit)                             (1,738)       17,242        40,288         21,308
                                                                -----------    ----------     ---------    -----------
    Total liabilities and shareholders' equity (deficit)        $   452,307    $   65,266     $  40,288    $   427,329
                                                                ===========    ==========     =========    ===========

NOTES:

(1) Write-off of $389,000 of related deferred financing costs as at June 30, 2001. Tax effect at 42%.

(2) Reduction of proforma interest expense of $681,000 since last interest payment at April 1, 2001. Tax effect at 42%.

(3) Proforma adjustment reflects the market repurchase of $ 47,343,000 of convertible notes as of June 30, 2001 for cash consideration of $7,899,000. The extraordinary gain has been tax effected at 42%.

                                                                    EXHIBIT 99.2

                                IMAX CORPORATION
                PROFORMA CONDENSED CONSOLIDATED INCOME STATEMENT
        IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                         (in thousands of U.S. dollars)

                                                       AS REPORTED                                          PROFORMA
                                                     SIX MONTHS ENDED                                    SIX MONTHS ENDED
                                                         JUNE 30,                  PROFORMA                   JUNE 30,
                                                           2001             ADJUSTMENTS (SEE NOTES)            2001
                                                        (UNAUDITED)          DEBITS           CREDITS       (UNAUDITED)    NOTES
                                                     -----------------      ---------       ----------   ----------------   -----
REVENUE
IMAX systems                                            $    38,326                                         $    38,326
Digital projection systems                                   12,232                                              12,232
Films                                                        16,864                                              16,864
Other                                                         6,274                                               6,274
                                                        -----------         ---------       ----------      -----------
                                                             73,696                 -                -           73,696
COSTS AND EXPENSES                                           51,981                                              51,981
                                                        -----------         ---------       ----------      -----------
GROSS MARGIN                                                 21,715                 -                -           21,715
Selling, general and administrative expenses                 28,620               389                            29,009      (1)
Restructuring costs                                          12,860                                              12,860
Research and development                                      3,404                                               3,404
Amortization of intangibles                                   2,159                                               2,159
Loss from equity-accounted investees                            177                                                 177
                                                        -----------         ---------       ----------      -----------
EARNINGS (LOSS) FROM OPERATIONS                             (25,505)              389                -          (25,894)

Interest income                                                 588                                                 588
Interest expense                                            (10,842)                               681          (10,161)     (2)
Foreign exchange gain (loss)                                   (556)                                               (556)
                                                        -----------         ---------       ----------      -----------
EARNINGS (LOSS) BEFORE INCOME TAXES                         (36,315)              389              681          (36,023)

Recovery of (provision for) income taxes                     11,120               286              163           11,243    (1),(2)
                                                        -----------         ---------       ----------      -----------
EARNINGS (LOSS) BEFORE EXTRAORDINARY ITEMS                  (25,195)              675              844          (24,780)

Extraordinary gain on extinguishment of debt, net of
income tax expense of $16,567                                     -            16,567           39,444           22,877      (3)
                                                        -----------         ---------       ----------      -----------
NET EARNINGS (LOSS)                                     $   (25,195)        $  17,242       $   40,288      $    (1,903)
                                                        ===========         =========       ==========      ===========


NOTES:

(1) Write-off of $389,000 of related deferred financing costs as at June 30, 2001. Tax effect at 42%.

(2) Reduction of proforma interest expense of $681,000 since last interest payment at April 1, 2001. Tax effect at 42%.

(3) Proforma adjustment reflects the market repurchase of $ 47,343,000 of convertible notes as of June 30, 2001 for cash consideration of $7,899,000. The extraordinary gain has been tax effected at 42%.